SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 19, 2009

CARBON CREDITS INTERNATIONAL, INC.

(Exact name or registrant as specified in its charter)

Nevada	333-153398	26-1240905
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2300 E. Sahara Avenue, Suite 800, Las Vegas, Nevada USA 89102

(Address of Principal Executive Offices, Including Zip Code)

(888) 579-7771

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 19, 2009, Mr. Ivan Braverman has resigned from his position as a Director and Chief Financial Officer of our company without disagreement.

Item 9.01 Financial Statements & Exhibits.

Item No.	Description
17.1	Resignation Letter from Braverman International, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON CREDITS INTERNATIONAL, INC.

Date: March 20, 2009	By:	/s/ Hans J. Schulte
Hans J. Schulte
Title: Principal Executive Officer